

B | RILEY Financial

First Quarter 2021 Supplemental Financial Data

May 3, 2021

NASDAQ: RILY

Reconciliation of U.S. GAAP to Non-GAAP Measures

(Unaudited, dollars in thousands)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
Adj. EBITDA and Operating Adj. EBITDA Reconciliation					
Net (loss) income attributable to B. Riley Financial, Inc.	$(98,665)	$83,840	$48,379	$171,594	$254,656
EBITDA Adjustments:					
(Benefit) provision for income taxes	(37,539)	32,208	18,711	62,060	97,518
Interest expense	15,654	16,509	16,374	16,712	19,786
Interest income	(246)	(224)	(67)	(27)	(49)
Share based payments	5,322	4,167	4,778	4,321	5,526
Depreciation and amortization	4,956	4,923	4,886	4,604	6,759
Restructuring costs	—	—	1,557	—	—
Impairment of tradenames	4,000	8,500	—	—	—
Transactions related costs and other	10,454	(1,660)	(485)	1,222	1,285
Total EBITDA Adjustments	2,601	64,423	45,754	88,892	130,825
Adjusted EBITDA	**$(96,064)**	**$148,263**	**$94,133**	**$260,486**	**$385,481**
Operating EBITDA Adjustments:					
Trading losses (income) and fair value adjustments on loans	182,442	(114,547)	(31,753)	(140,160)	(266,942)
Other investment related expenses	(15,470)	13,040	4,842	6,461	4,178
Total Operating EBITDA Adjustments	166,972	(101,507)	(26,911)	(133,699)	(262,764)
Operating Adjusted EBITDA	**$70,908**	**$46,756**	**$67,222**	**$126,787**	**$122,717**

Operating Income Summary

(Unaudited, dollars in thousands)	Three Months Ended March 31, 2021			Three Months Ended March 31, 2020		
	Operating	Investment	Combined	Operating	Investment	Combined
Revenues:						
Services and fees	$ 289,469	-	$ 289,469	$ 159,381	-	$ 159,381
Trading income (losses) and fair value adjustments on loans	-	266,942	266,942	-	(182,442)	(182,442)
Interest income – loans & securities lending	36,920	-	36,920	21,851	-	21,851
Sale of goods	6,828	-	6,828	1,004	-	1,004
Total revenues	$333,217	$ 266,942	$ 600,159	$182,236	$ (182,442)	$ (206)
Operating expenses:						
Direct cost of services	$ 11,322	-	$ 11,322	$ 19,952	-	$ 19,952
Cost of goods sold	5,326	-	5,326	769	-	769
Selling, general and administrative expenses	187,166	4,178[1]	191,344	103,214	(15,470)[1]	87,744
Impairment of tradenames	-	-	-	4,000	-	4,000
Interest expense – securities lending & loan participations sold	19,189	-	19,189	8,473	-	8,473
Total operating expenses	$ 223,003	$ 4,178	$ 227,181	$ 136,408	$ (15,470)	$ 120,938
Operating income (loss)	$ 110,214	$ 262,764	$ 372,978	$ 45,828	$ (166,972)	$ (121,144)

1. Other investment related expenses.

Quarterly Operating Revenue and Operating Adjusted EBITDA

Operating Revenue and Operating Adjusted EBITDA (1)(3)(5)(6)



Operating Revenue
Operating Adj. EBITDA
$182.2M
$70.9M
$151.9M
$46.8M
$194.5M
$67.2M
$270.0M
$126.8M
$333.2M
$122.7M
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021

Quarterly Revenue and Adjusted EBITDA

(Dollars in thousands)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
Operating Revenue [1]	$182,236	$ 151,921	$ 194,500	$ 270,046	$ 333,217
Investment (Loss) Gains [2]	(182,442)	114,547	31,753	140,160	266,942
Total Revenue	$(206)	$ 266,468	$ 226,253	$ 410,206	$ 600,159

	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
Operating Adjusted EBITDA [3]	$70,908	$46,756	$67,222	$126,787	$122,717
Investment Adjusted EBITDA [4]	(166,972)	101,507	26,911	133,699	262,764
Adjusted EBITDA [5][6]	$(96,064)	$148,263	$94,133	$260,486	$385,481

1. Operating Revenue is defined as the sum of revenues from (i) Service and Fees, (ii) Interest Income - Loans and Securities Lending and (iii) Sales of Goods.
2. Investment (Loss) Gains is defined as Trading Income (Losses) and Fair Value Adjustments on Loans.
3. Operating Adjusted EBITDA is defined as Adjusted EBITDA excluding (i) Trading Income (Losses) and Fair Value Adjustments on Loans and (ii) other investment related expenses.
4. Investment Adjusted EBITDA is defined as Trading Income (Losses) and Fair Value Adjustments on Loans, less other investment related expenses.
5. Adjusted EBITDA includes earnings before interest, taxes, depreciation, amortization, restructuring costs, share-based payments, impairment of tradenames, and transaction related and other costs.
6. For a reconciliation to GAAP financial measures, please see slide 2.

Cash and Investments Summary

(Dollars in thousands)	Mar 31, 2020	Jun 30, 2020	Sep 30, 2020	Dec 31, 2020	Mar 31, 2021
Cash and Cash Equivalents	$ 124,231	$ 106,253	$ 169,676	$ 103,602	$ 237,590
Restricted Cash	471	471	1,410	1,235	8,532
Due from Clearing Brokers, net	5,753	29,089	19,589	(6,583)	416,925
Advances Against Customer Contracts	11,121	1,413	900	200	200
Securities and Other Investments Owned					
Equity Securities	234,867	341,515	392,674	697,288	1,006,019
Corporate Bonds	18,429	5,375	5,956	3,195	41,754
Other Fixed Income Securities	5,243	2,768	3,557	1,913	5,165
Partnership Interests and Other	29,247	49,386	57,293	74,923	113,766
Securities Sold Not Yet Purchased	(14,298)	(9,804)	(48,125)	(10,105)	(288,058)
Loans Receivable, net of Loan Participations Sold	313,894	311,408	330,420	373,373	282,855
Other equity investments and deposits [1]	48,765	61,588	58,389	59,612	48,881
Other investment participations sold [2]	—	—	—	—	(4,326)
Total Cash, Net Securities, and Other	$ 777,723	$899,462	$991,739	$1,298,653	$1,869,303

Debt Summary

(Dollars in thousands)	Mar 31, 2020	Jun 30, 2020	Sep 30, 2020	Dec 31, 2020	Mar 31, 2021
Term Loan	$61,932	$ 57,195	$ 52,452	$ 74,213	$ 69,543
Notes Payable	714	714	714	37,967	6,908
Senior Notes Payable	853,523	854,037	854,926	870,783	1,139,100
Total Debt	916,169	911,946	908,092	982,963	1,215,551
Total Cash and Investments, Net of Debt	**$ (138,446)**	**$ (12,484)**	**$ 83,647**	**$ 315,690**	**$ 653,752**

1. Other equity investments and investment related deposits reported in prepaid and other assets.
2. Other investment participations sold reported in noncontrolling interests.

Condensed Consolidated Balance Sheets

(Dollars in thousands)	March 31, 2021 (Unaudited)	December 31, 2020
Cash and cash equivalents	$237,590	$103,602
Restricted cash	8,532	1,235
Due from clearing brokers	416,925	7,089
Securities and other investments owned, at fair value	1,166,704	777,319
Securities borrowed	1,313,635	765,457
Accounts receivable, net	62,425	46,518
Due from related parties	1,079	986
Advances against customer contracts	200	200
Loans receivable, at fair value	294,085	390,689
Prepaid expenses and other assets	92,812	87,262
Operating lease right-of-use assets	60,518	48,799
Property and equipment, net	15,295	11,685
Goodwill	233,807	227,046
Other intangible assets, net	205,439	190,745
Deferred tax assets, net	2,765	4,098
Total assets	**$4,111,811**	**$2,662,730**
Accounts payable	$7,487	$2,722
Accrued expenses and other liabilities	267,164	168,478
Deferred revenue	68,515	68,651
Deferred tax liabilities, net	101,270	34,248
Due to related parties and partners	1,503	327
Due to clearing brokers	—	13,672
Securities sold not yet purchased	288,058	10,105
Securities loaned	1,307,069	759,810
Mandatorily redeemable noncontrolling interests	4,514	4,700
Operating lease liabilities	73,630	60,778
Notes payable	6,908	37,967
Loan participations sold	11,230	17,316
Term loan	69,543	74,213
Senior notes payable	1,139,100	870,783
Total liabilities	**$3,345,991**	**$2,123,770**
Total B. Riley Financial, Inc. stockholders' equity	731,997	512,586
Noncontrolling interests	33,823	26,374
Total equity	765,820	538,960
Total liabilities and equity	**$4,111,811**	**$2,662,730**

Condensed Consolidated Statements of Income

(Unaudited, dollars in thousands, except share data)	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
Revenues:		
Services and fees	$289,469	$159,381
Trading income (losses) and fair value adjustments on loans	266,942	(182,442)
Interest income - Loans and securities lending	36,920	21,851
Sale of goods	6,828	1,004
Total revenues	**600,159**	**(206)**
Operating expenses:		
Direct cost of services	11,322	19,952
Cost of goods sold	5,326	769
Selling, general and administrative expenses	191,344	87,744
Impairment of tradenames	—	4,000
Interest expense - Securities lending and loan participations sold	19,189	8,473
Total operating expenses	**227,181**	**120,938**
Operating income (loss)	372,978	(121,144)
Other income (expense):		
Interest income	49	246
Gain (loss) income from equity investments	875	(236)
Interest expense	(19,786)	(15,654)
Income (loss) before income taxes	354,116	(136,788)
(Provision) benefit for income taxes	(97,518)	37,539
Net income (loss)	256,598	(99,249)
Net income (loss) attributable to noncontrolling interests	1,942	(584)
Net income (loss) attributable to B. Riley Financial, Inc.	$254,656	$(98,665)
Preferred stock dividends	1,749	1,055
Net income (loss) available to common shareholders	**$252,907**	**$(99,720)**
Basic income (loss) per common share	$9.38	$(3.83)
Diluted income (loss) per common share	$8.81	$(3.83)
Weighted average basic common shares outstanding	26,972,275	26,028,613
Weighted average diluted common shares outstanding	28,710,368	26,028,613

Condensed Consolidated Statements of Cash Flows

(Unaudited, dollars in thousands)	Three Months Ended March 31, 2021	2020
Cash flows from operating activities:		
Net income (loss)	$256,598	$(99,249)
Adjustments to reconcile net income to net cash provided by (used in) operating activities:		
Depreciation and amortization	6,759	4,956
Provision for doubtful accounts	402	724
Share-based compensation	5,526	5,322
Fair value adjustments, non-cash	(10,726)	17,926
Non-cash interest and other	(4,375)	(2,827)
Effect of foreign currency on operations	(726)	179
(Income) loss from equity investments	(875)	236
Dividends from equity investments	305	589
Deferred income taxes	62,696	(4,254)
Impairment of intangibles and gain on disposal of fixed assets	—	4,046
Loss (gain) on extinguishment of debt	919	(1,556)
Gain on equity investment	(3,544)	—
Income allocated for mandatorily redeemable noncontrolling interests	130	175
Change in operating assets and liabilities	(355,983)	74,777
Net cash (used in) provided by operating activities	(42,894)	1,044
Cash flows from investing activities:		
Net cash provided by (used in) investing activities	662	(72,081)
Cash flows from financing activities:		
Net cash provided by financing activities	184,213	92,332
Effect of foreign currency on cash, cash equivalents and restricted cash	(696)	(1,332)
Net increase in cash, cash equivalents and restricted cash	141,285	19,963
Cash, cash equivalents and restricted cash, beginning of year	104,837	104,739
Cash, cash equivalents and restricted cash, end of year	$246,122	$124,702

Segment Financial Information

(Unaudited, dollars in thousands)

	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
Capital Markets segment:		
Revenues - Services and fees	$170,979	$73,600
Trading income (losses) and fair value adjustments on loans	264,503	(182,015)
Interest income - Loans and securities lending	36,920	21,851
Total revenues	**472,402**	**(86,564)**
Selling, general and administrative expenses	(86,140)	(28,301)
Interest expense - Securities lending and loan participations sold	(19,189)	(8,473)
Depreciation and amortization	(765)	(596)
Segment income (loss)	**366,308**	**(123,934)**
Wealth Management segment		
Revenues - Services and fees	65,542	18,887
Trading income (losses) and fair value adjustments on loans	2,356	(427)
Total revenues	**67,898**	**18,460**
Selling, general and administrative expenses	(61,472)	(17,548)
Depreciation and amortization	(2,399)	(483)
Segment income	**4,027**	**429**
Auction and Liquidation segment:		
Revenues - Services and fees	7,358	20,661
Revenues - Sale of goods	6,092	—
Total revenues	**13,450**	**20,661**
Direct cost of services	(6,580)	(14,816)
Cost of goods sold	(4,474)	(29)
Selling, general and administrative expenses	(1,489)	(1,526)
Depreciation and amortization	—	(1)
Segment income	**907**	**4,289**

	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
Financial Consulting segment		
Revenues - Services and fees	21,409	20,714
Selling, general and administrative expenses	(17,989)	(15,729)
Depreciation and amortization	(98)	(67)
Segment income	**3,322**	**4,918**
Principal Investments – United Online and magicJack segment:		
Revenues - Services and fees	19,793	21,718
Revenues - Sale of goods	736	1,004
Total revenues	**20,529**	**22,722**
Direct cost of services	(4,742)	(5,136)
Cost of goods sold	(852)	(740)
Selling, general and administrative expenses	(4,870)	(5,463)
Depreciation and amortization	(2,534)	(2,879)
Segment income	**7,531**	**8,504**
Brands segment:		
Revenues - Services and fees	4,388	3,801
Trading income and fair value adjustments on loans	83	—
Total revenues	**4,471**	**3,801**
Selling, general and administrative expenses	(676)	(904)
Depreciation and amortization	(714)	(714)
Impairment of tradenames	—	(4,000)
Segment income (loss)	**3,081**	**(1,817)**
Consolidated operating income (loss) from reportable segments	**$385,176**	**$(107,611)**

Definition of US GAAP to Non-GAAP Financial Measures

Certain of the information set forth herein, including operating revenue, adjusted EBITDA, operating adjusted EBITDA, and investment adjusted EBITDA may be considered non-GAAP financial measures. B. Riley Financial believes this information is useful to investors because it provides a basis for measuring the Company's available capital resources, the operating performance of its business and its revenues and cash flow, (i) excluding in the case of operating revenues, trading income (losses) and fair value adjustments on loans, (ii) excluding in the case of adjusted EBITDA, net interest expense, provisions for or benefit from income taxes, depreciation, amortization, fair value adjustment, restructuring costs, impairment of trade names, stock-based compensation and transaction and other expenses, (iii) excluding in the case of operating adjusted EBITDA, aforementioned adjustments for adjusted EBITDA, as well as trading income (losses) and fair value adjustments on loans, and other investment related expenses, and (iv) in the case of investment adjusted EBITDA this includes trading income (losses) and fair value adjustments on loans, net of other investment related expenses, that would normally be included in the most directly comparable measures calculated and presented in accordance with Generally Accepted Accounting Principles ("GAAP"). In addition, the Company's management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company's operating performance, capital resources and cash flow. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-financial measures as reported by the Company may not be comparable to similarly titled amounts reported by other companies.